EXHIBIT 99.2 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED EARNINGS INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	1ST	1ST
	QUARTER	QUARTER
	2022	2021
	(Current)	(Prior Year)	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$21,773	$21,754	$19	0.09%
Interest Expense	1,441	1,671	(230)	(13.76)%
Net Interest Income	20,332	20,083	249	1.24%
Provision for Loan Losses	891	259	632	244.02%
Net Interest Income After Provision for Loan Losses	19,441	19,824	(383)	(1.93)%
Noninterest Income	5,821	6,782	(961)	(14.17)%
Net Gains on Available-for-sale Debt Securities	2	0	2%
Noninterest Expense	16,886	15,709	1,177	7.49%
Income Before Income Tax Provision	8,378	10,897	(2,519)	(23.12)%
Income Tax Provision	1,483	2,110	(627)	(29.72)%
Net Income	$6,895	$8,787	$(1,892)	(21.53)%
Net Income Attributable to Common Shares (1)	$6,835	$8,722	$(1,887)	(21.63)%
PER COMMON SHARE DATA:
Net Income - Basic	$0.44	$0.55	$(0.11)	(20.00)%
Net Income - Diluted	$0.44	$0.55	$(0.11)	(20.00)%
Dividend Per Share	$0.28	$0.27	$0.01	3.70%
Number of Shares Used in Computation - Basic	15,645,474	15,850,217
Number of Shares Used in Computation - Diluted	15,649,175	15,854,451

(1)	Basic and diluted net income per common share are determined based on net income less earnings allocated to nonvested restricted shares with nonforfeitable dividends.

CONDENSED, CONSOLIDATED BALANCE SHEET DATA

(Dollars In Thousands)

(Unaudited)

	March 31,	March 31,
	2022	2021	$ Incr. (Decr.)	% Incr. (Decr.)
ASSETS
Cash & Due from Banks	$114,346	$207,145	$(92,799)	(44.80)%
Available-for-sale Debt Securities	532,913	366,376	166,537	45.46%
Loans, Net	1,523,919	1,602,926	(79,007)	(4.93)%
Bank-Owned Life Insurance	30,805	30,246	559	1.85%
Bank Premises and Equipment, Net	21,169	20,740	429	2.07%
Intangible Assets	55,711	56,222	(511)	(0.91)%
Other Assets	51,508	49,940	1,568	3.14%
TOTAL ASSETS	$2,330,371	$2,333,595	$(3,224)	(0.14)%

LIABILITIES
Deposits	$1,960,952	$1,923,925	$37,027	1.92%
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	22,938	60,230	(37,292)	(61.92)%
Senior Notes, Net	14,717	0	14,717%
Subordinated Debt, Net	33,031	16,534	16,497	99.78%
Other Liabilities	22,525	32,850	(10,325)	(31.43)%
TOTAL LIABILITIES	2,054,163	2,033,539	20,624	1.01%

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated
Other Comprehensive (Loss) Income	296,386	293,097	3,289	1.12%
Accumulated Other Comprehensive (Loss) Income:
Net Unrealized (Losses) Gains on Available-for-sale Debt Securities	(20,492)	6,847	(27,339)	(399.28)%
Defined Benefit Plans	314	112	202	180.36%
TOTAL STOCKHOLDERS' EQUITY	276,208	300,056	(23,848)	(7.95)%
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,330,371	$2,333,595	$(3,224)	(0.14)%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	THREE MONTHS ENDED		%
	March 31,		INCREASE
	2022	2021	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$6,895	$8,787	(21.53)%
Return on Average Assets (Annualized)	1.19%	1.57%	(24.20)%
Return on Average Equity (Annualized)	9.37%	11.72%	(20.05)%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,330,371	$2,333,595	(0.14)%
Available-for-Sale Debt Securities	532,913	366,376	45.46%
Loans, Net	1,523,919	1,602,926	(4.93)%
Allowance for Loan Losses	14,271	11,661	22.38%
Deposits	1,960,952	1,923,925	1.92%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$338,482	$295,504	14.54%
Trust Assets Under Management	1,191,595	1,142,573	4.29%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$0.44	$0.55	(20.00)%
Net Income - Diluted	$0.44	$0.55	(20.00)%
Dividends	$0.28	$0.27	3.70%
Common Book Value	$17.57	$18.75	(6.29)%
Tangible Common Book Value (a)	$14.03	$15.24	(7.94)%
Market Value (Last Trade)	$24.38	$23.78	2.52%
Market Value / Common Book Value	138.76%	126.83%	9.41%
Market Value / Tangible Common Book Value	173.77%	156.04%	11.36%
Price Earnings Multiple (Annualized)	13.85	10.81	28.12%
Dividend Yield (Annualized)	4.59%	4.54%	1.10%
Common Shares Outstanding, End of Period	15,718,723	15,999,814	(1.76)%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	THREE MONTHS ENDED		%
	March 31,		INCREASE
	2022	2021	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	9.69%	10.71%	(9.52)%
Nonperforming Assets / Total Assets	0.81%	1.07%	(24.30)%
Allowance for Loan Losses / Total Loans	0.93%	0.72%	29.17%
Total Risk Based Capital Ratio (b)	18.28%	18.03%	1.39%
Tier 1 Risk Based Capital Ratio (b)	15.25%	16.08%	(5.16)%
Common Equity Tier 1 Risk Based Capital Ratio (b)	15.25%	16.08%	(5.16)%
Leverage Ratio (b)	10.59%	10.88%	(2.67)%

AVERAGE BALANCES
Average Assets	$2,325,486	$2,242,686	3.69%
Average Equity	$294,254	$299,889	(1.88)%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$20,634	$20,356	1.37%
Noninterest Income	5,821	6,782	(14.17)%
Total (1)	$26,455	$27,138	(2.52)%
Noninterest Expense (2)	$16,886	$15,709	7.49%
Efficiency Ratio = (2)/(1)	63.83%	57.89%	10.26%

(a)Tangible common book value per share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,330,371	$2,333,595
Less: Intangible Assets, Primarily Goodwill	(55,711)	(56,222)
Tangible Assets	$2,274,660	$2,277,373
Total Stockholders' Equity	$276,208	$300,056
Less: Intangible Assets, Primarily Goodwill	(55,711)	(56,222)
Tangible Common Equity (3)	$220,497	$243,834

Common Shares Outstanding, End of Period (4)	15,718,723	15,999,814
Tangible Common Book Value per Share = (3)/(4)	$14.03	$15.24

(b)Capital ratios for the most recent period are estimated.

(c)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended :
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Interest income	$21,773	$21,246	$21,073	$20,428	$21,754
Interest expense	1,441	1,530	1,614	1,747	1,671
Net interest income	20,332	19,716	19,459	18,681	20,083
Provision for loan losses	891	1,128	1,530	744	259
Net interest income after provision for loan losses	19,441	18,588	17,929	17,937	19,824
Noninterest income	5,821	6,416	6,359	6,300	6,782
Net gains (losses) on securities	2	(1)	23	2	0
Noninterest expense	16,886	16,018	15,346	15,399	15,709
Income before income tax provision	8,378	8,985	8,965	8,840	10,897
Income tax provision	1,483	1,677	1,566	1,780	2,110
Net income	$6,895	$7,308	$7,399	$7,060	$8,787
Net income attributable to common shares	$6,835	$7,256	$7,336	$6,999	$8,722
Basic earnings per common share	$0.44	$0.46	$0.47	$0.44	$0.55
Diluted earnings per common share	$0.44	$0.46	$0.47	$0.44	$0.55

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
ASSETS
Cash & Due from Banks	$114,346	$104,948	$198,995	$208,860	$207,145
Available-for-Sale Debt Securities	532,913	517,679	437,857	391,881	366,376
Loans, Net	1,523,919	1,551,312	1,563,008	1,585,481	1,602,926
Bank-Owned Life Insurance	30,805	30,670	30,530	30,391	30,247
Bank Premises and Equipment, Net	21,169	20,683	20,526	20,620	20,740
Intangible Assets	55,711	55,821	55,955	56,088	56,222
Other Assets	51,508	46,535	48,025	45,742	49,939
TOTAL ASSETS	$2,330,371	$2,327,648	$2,354,896	$2,339,063	$2,333,595

LIABILITIES
Deposits	$1,960,952	$1,925,060	$1,940,141	$1,916,809	$1,923,925
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	22,938	29,845	40,555	46,450	60,230
Senior Notes, Net	14,717	14,701	14,685	14,670	0
Subordinated Debt, Net	33,031	33,009	32,988	32,967	16,534
Other Liabilities	22,525	23,628	27,125	24,034	32,850
TOTAL LIABILITIES	2,054,163	2,026,243	2,055,494	2,034,930	2,033,539

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive (Loss) Income	296,386	296,379	292,997	294,857	293,097
Accumulated Other Comprehensive (Loss) Income:
Net Unrealized (Losses) Gains on Available-for-sale Securities	(20,492)	4,809	6,300	9,167	6,847
Defined Benefit Plans	314	217	105	109	112
TOTAL STOCKHOLDERS' EQUITY	276,208	301,405	299,402	304,133	300,056
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,330,371	$2,327,648	$2,354,896	$2,339,063	$2,333,595

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	March 31, 2022		December 31, 2021
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$38,152	$36,494	$25,058	$24,912
Obligations of U.S. Government agencies	24,455	23,408	23,936	24,091
Bank holding company debt securities	24,942	24,043	18,000	17,987
Obligations of states and political subdivisions:
Tax-exempt	149,140	143,633	143,427	148,028
Taxable	73,732	69,629	72,182	72,765
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	112,122	106,568	98,048	98,181
Residential collateralized mortgage obligations	45,628	43,868	44,015	44,247
Commercial mortgage-backed securities	90,682	85,270	86,926	87,468
Total Available-for-Sale Debt Securities	$558,853	$532,913	$511,592	$517,679

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	March 31,	December 31,	March 31,
	2022	2021	2021
Commercial:
Commercial loans secured by real estate	$585,677	$569,840	$524,886
Commercial and industrial	159,793	159,073	155,828
Paycheck Protection Program - 1st Draw	887	1,356	71,708
Paycheck Protection Program - 2nd Draw	11,490	25,508	66,127
Political subdivisions	81,975	81,301	49,860
Commercial construction and land	37,258	60,579	45,307
Loans secured by farmland	12,507	11,121	10,897
Multi-family (5 or more) residential	53,141	50,089	54,049
Agricultural loans	2,588	2,351	2,460
Other commercial loans	14,827	17,153	16,315
Total commercial	960,143	978,371	997,437
Residential mortgage:
Residential mortgage loans - first liens	481,119	483,629	518,392
Residential mortgage loans - junior liens	22,572	23,314	25,402
Home equity lines of credit	39,649	39,252	39,083
1-4 Family residential construction	16,945	23,151	18,376
Total residential mortgage	560,285	569,346	601,253
Consumer	17,762	17,132	15,897
Total	1,538,190	1,564,849	1,614,587
Less: allowance for loan losses	(14,271)	(13,537)	(11,661)
Loans, net	$1,523,919	$1,551,312	$1,602,926

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	3 Months	Year
	Ended	Ended	Ended	Ended
	March 31,	December 31,	March 31,	December 31,
	2022	2021	2021	2021
Balance, beginning of period	$13,537	$12,700	$11,385	$11,385
Charge-offs	(180)	(297)	(11)	(1,575)
Recoveries	23	6	28	66
Net (charge-offs) recoveries	(157)	(291)	17	(1,509)
Provision for loan losses	891	1,128	259	3,661
Balance, end of period	$14,271	$13,537	$11,661	$13,537

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	March 31,	December 31,	March 31,
	2022	2021	2021
Impaired loans with a valuation allowance	$6,528	$6,540	$9,354
Impaired loans without a valuation allowance	1,494	2,636	2,023
Purchased credit impaired loans	3,983	6,558	6,781
Total impaired loans	$12,005	$15,734	$18,158

Total loans past due 30-89 days and still accruing	$3,868	$5,106	$6,777

Nonperforming assets:
Purchased credit impaired loans	$3,983	$6,558	$6,781
Other nonaccrual loans	10,962	12,441	15,335
Total nonaccrual loans	14,945	18,999	22,116
Total loans past due 90 days or more and still accruing	3,429	2,219	1,285
Total nonperforming loans	18,374	21,218	23,401
Foreclosed assets held for sale (real estate)	531	684	1,472
Total nonperforming assets	$18,905	$21,902	$24,873

Loans subject to troubled debt restructurings (TDRs):
Performing	$279	$288	$302
Nonperforming	3,954	5,517	6,883
Total TDRs	$4,233	$5,805	$7,185

Total nonperforming loans as a % of total loans	1.19%	1.36%	1.45%
Total nonperforming assets as a % of assets	0.81%	0.94%	1.07%
Allowance for loan losses as a % of total loans	0.93%	0.87%	0.72%
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (a)	1.11%	1.08%	1.04%
Allowance for loan losses as a % of nonperforming loans	77.67%	63.80%	49.83%

(a) Credit adjustment on purchased non-impaired loans at end of period	$2,783	$3,335	$5,182
Allowance for loan losses	14,271	13,537	11,661
Total credit adjustment on purchased non-impaired loans at end of period and allowance for loan losses (1)	$17,054	$16,872	$16,843
Total loans receivable	$1,538,190	$1,564,849	$1,614,587
Credit adjustment on purchased non-impaired loans at end of period	2,783	3,335	5,182
Total (2)	$1,540,973	$1,568,184	$1,619,769
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (1)/(2)	1.11%	1.08%	1.04%

ADJUSTMENTS TO GROSS AMORTIZED COST OF LOANS

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2022	2021	2021
Market Rate Adjustment
Adjustments to gross amortized cost of loans at beginning of period	$(637)	$(373)	$718
Amortization recognized in interest income	(248)	(264)	(366)
Adjustments to gross amortized cost of loans at end of period	$(885)	$(637)	$352
Credit Adjustment on Non-impaired Loans
Adjustments to gross amortized cost of loans at beginning of period	$(3,335)	$(3,836)	$(5,979)
Accretion recognized in interest income	553	501	797
Adjustments to gross amortized cost of loans at end of period	$(2,782)	$(3,335)	$(5,182)

PURCHASED CREDIT IMPAIRED (PCI) LOANS

(In Thousands)

	March 31,	December 31,	March 31,
	2022	2021	2021
Outstanding balance	$5,966	$9,802	$10,256
Carrying amount	3,983	6,558	6,781

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2022	2021	2021
INTEREST INCOME
Interest-bearing due from banks	$67	$88	$50
Available-for-sale debt securities:
Taxable	1,969	1,510	1,113
Tax-exempt	905	890	801
Total available-for-sale debt securities	2,874	2,400	1,914
Loans receivable:
Taxable	17,974	16,810	17,493
Paycheck Protection Program -1st Draw	38	187	1,812
Paycheck Protection Program - 2nd Draw	537	1,457	186
Tax-exempt	573	593	553
Total loans receivable	19,122	19,047	20,044
Other earning assets	12	13	19
Total Interest Income	22,075	21,548	22,027

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	194	211	221
Money market	262	261	306
Savings	61	61	55
Time deposits	393	447	696
Total interest-bearing deposits	910	980	1,278
Borrowed funds:
Short-term	1	1	15
Long-term - FHLB advances	49	69	134
Senior notes, net	118	118	0
Subordinated debt, net	363	362	244
Total borrowed funds	531	550	393
Total Interest Expense	1,441	1,530	1,671

Net Interest Income	$20,634	$20,018	$20,356

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	3/31/2022	Return/	12/31/2021	Return/	3/31/2021	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$84,115	0.32%	$152,950	0.23%	$92,619	0.22%
Available-for-sale debt securities, at amortized cost:
Taxable	390,301	2.05%	325,682	1.84%	217,733	2.07%
Tax-exempt	144,334	2.54%	140,776	2.51%	117,532	2.76%
Total available-for-sale debt securities	534,635	2.18%	466,458	2.04%	335,265	2.32%
Loans receivable:
Taxable	1,445,353	5.04%	1,431,174	4.66%	1,428,721	4.97%
Paycheck Protection Program - 1st Draw	1,049	14.69%	2,702	27.46%	104,367	7.04%
Paycheck Protection Program - 2nd Draw	17,800	12.24%	37,320	15.49%	34,197	2.21%
Tax-exempt	83,659	2.78%	83,197	2.83%	67,301	3.33%
Total loans receivable	1,547,861	5.01%	1,554,393	4.86%	1,634,586	4.97%
Other earning assets	1,983	2.45%	1,953	2.64%	2,851	2.70%
Total Earning Assets	2,168,594	4.13%	2,175,754	3.93%	2,065,321	4.33%
Cash	20,703		22,850		23,796
Unrealized (loss) gain on securities	(2,508)		7,249		12,890
Allowance for loan losses	(13,783)		(12,980)		(11,739)
Bank-owned life insurance	30,720		30,587		30,154
Bank premises and equipment	21,043		20,678		21,348
Intangible assets	55,765		55,887		56,288
Other assets	44,952		45,035		44,628
Total Assets	$2,325,486		$2,345,060		$2,242,686

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$419,130	0.19%	$428,154	0.20%	$355,993	0.25%
Money market	456,904	0.23%	446,930	0.23%	406,841	0.31%
Savings	249,165	0.10%	241,352	0.10%	213,437	0.10%
Time deposits	277,405	0.57%	292,973	0.61%	370,555	0.76%
Total interest-bearing deposits	1,402,604	0.26%	1,409,409	0.28%	1,346,826	0.38%
Borrowed funds:
Short-term	1,746	0.23%	2,177	0.18%	14,365	0.42%
Long-term - FHLB advances	26,102	0.76%	35,608	0.77%	52,847	1.03%
Senior notes, net	14,709	3.25%	14,690	3.19%	0	0.00%
Subordinated debt, net	32,948	4.47%	32,918	4.36%	16,543	5.98%
Total borrowed funds	75,505	2.85%	85,393	2.56%	83,755	1.90%
Total Interest-bearing Liabilities	1,478,109	0.40%	1,494,802	0.41%	1,430,581	0.47%
Demand deposits	529,077		523,817		484,286
Other liabilities	24,046		25,951		27,930
Total Liabilities	2,031,232		2,044,570		1,942,797
Stockholders' equity, excluding accumulated other comprehensive (loss) income	295,996		294,659		289,591
Accumulated other comprehensive (loss) income	(1,742)		5,831		10,298
Total Stockholders' Equity	294,254		300,490		299,889
Total Liabilities and Stockholders' Equity	$2,325,486		$2,345,060		$2,242,686
Interest Rate Spread		3.73%		3.52%		3.86%
Net Interest Income/Earning Assets		3.86%		3.65%		4.00%

Total Deposits (Interest-bearing and Demand)	$1,931,681		$1,933,226		$1,831,112

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2022	2021	2021
Trust revenue	$1,786	$1,980	$1,626
Brokerage and insurance revenue	522	468	326
Service charges on deposit accounts	1,235	1,296	1,015
Interchange revenue from debit card transactions	963	1,001	881
Net gains from sales of loans	382	642	1,064
Loan servicing fees, net	210	147	248
Increase in cash surrender value of life insurance	135	139	150
Other noninterest income	588	743	1,472
Total noninterest income, excluding realized gains on securities, net	$5,821	$6,416	$6,782

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2022	2021	2021
Salaries and employee benefits	$10,607	$9,782	$8,895
Net occupancy and equipment expense	1,411	1,244	1,304
Data processing and telecommunications expenses	1,623	1,561	1,380
Automated teller machine and interchange expense	384	384	337
Pennsylvania shares tax	488	488	491
Professional fees	489	560	547
Other noninterest expense	1,884	1,999	2,755
Total noninterest expense	$16,886	$16,018	$15,709